Exhibit 10.32

NEITHER THIS SECURITY NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION OR SAFE HARBOR THEREFROM.

ISSUE DATE: February 2, 2016

PRINCIPAL AMOUNT: $50,000

MYDX, INC.

CONVERTIBLE PROMISSORY NOTE DUE February 2, 2017

THIS Note is a duly authorized issuance of $50,000 of MYDX, INC., a Nevada corporation (the "Company") designated as its Note.

FOR VALUE RECEIVED, the Company promises to pay to KODIAK CAPITAL GROUP, LLC, the registered holder hereof (the "Holder"), the principal sum of Fifty Thousand Dollars ($50,000) on February 2, 2017 (the “Maturity Date”).  The principal of this Note is payable in United States dollars, at the address last appearing on the Note Register of the Company as designated in writing by the Holder. The Company will pay the outstanding principal amount of this Note in cash on the Maturity Date to the registered holder of this Note.  The forwarding of such wire transfer shall constitute a payment hereunder and shall satisfy and discharge the liability for principal on this Note to the extent of the sum represented by such check or wire transfer plus any amounts so deducted.

This Note is subject to the following additional provisions:

1.          The Note is exchangeable for an equal aggregate principal amount of Note of different authorized denominations, as requested by the Holder surrendering the same.  No service charge will be made for such registration or transfer or exchange. This Note may be repaid at any time without any prepayment penalty.

2.          The Holder of this Note is entitled any time after August 2, 2016, subject to the following provisions, to convert all or a portion of the principal amount of this Note into shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) at a conversion price for each share of Common Stock equal to the Current Market Price multiplied by fifty percent (50%) (the “Conversion Price”). “Current Market Price” means the average of the three (3) lowest Trading Prices (as defined below) for the Common Stock during the ten (10) Trading Day period ending on the latest complete Trading Day prior to the Conversion Date.  “Trading Price” means, for any security as of any date, the closing price on the OTC Markets, or applicable trading market (the “OTC Markets”) as reported by a reliable reporting service (“Reporting Service”) designated by the Holder (i.e. Bloomberg) or, if the OTCQB is not the principal trading market for such security, the closing price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no closing price of such security is available in any of the foregoing manners, the average of the closing prices of any market makers for such security that are listed in the “pink sheets” by the National Quotation Bureau, Inc.  If the Trading Price cannot be calculated for such security on such date in the manner provided above, the Trading Price shall be the fair market value as mutually determined by the Borrower and the Holder.  “Trading Day” shall mean any day on which the Common Stock is tradable for any period on the OTC Markets, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

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Conversion shall be effectuated by surrendering the Note to the Company, accompanied by or preceded by email or other delivery to the Company of the form of conversion notice attached hereto as Exhibit A, executed by the Holder evidencing such Holder's intention to convert a specified portion hereof.  No fractional shares of Common Stock or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share.  The date on which notice of conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder emails or otherwise delivers the conversion notice ("Notice of Conversion"), substantially in the form annexed hereto as Exhibit A, duly executed, to the Company. Certificates representing Common Stock upon conversion will be delivered within one (1) business days from the Conversion Date (“Delivery Date”).

The Company shall pay any payments incurred under this Section in immediately available funds upon demand as the Holder’s remedy for such delay.  Furthermore, in addition to any other remedies which may be available to the Holder, in the event that the Company fails for any reason to effect delivery of the Shares by close of business on the Delivery Date, unless such failure is due to causes beyond the Company’s reasonable control or that of its Transfer Agent, the Holder will be entitled to revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company, whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion; provided, however, that an amount equal to any payments contemplated by this Section which have accrued through the date of such revocation notice shall remain due and owing to the Converting Holder notwithstanding such revocation.

In lieu of delivering physical certificates representing the Shares issuable upon conversion, provided the Company’s Transfer Agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, upon request of the Holder and its compliance with the provisions contained in this paragraph, so long as the certificates therefore do not bear a legend and the Holder thereof is not obligated to return such certificate for the placement of a legend thereon, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of Holder’s Prime Broker with DTC through its Deposit Withdrawal Agent Commission system.

The Holder of the Note shall be entitled to exercise its conversion privilege with respect to the Note notwithstanding the commencement of any case under 11 U.S.C. §101 et seq. (the “Bankruptcy Code”).  In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives, to the fullest extent permitted, any rights to relief it may have under 11 U.S.C. §362 in respect of such holder’s conversion privilege.  The Company hereby waives, to the fullest extent permitted, any rights to relief it may have under 11 U.S.C. §362 in respect of the conversion of the Note. This Note has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws. In the event of any proposed transfer of this Note, the Company may require, prior to issuance of a new Note in the name of such other person, that it receive reasonable transfer documentation including legal opinions that the issuance of the Note in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company's Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

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4.          No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of this Note at the time, place, and rate, and in the coin or currency, herein prescribed.  This Note is a direct obligation of the Company.

5.          The Holder of the Note, by acceptance hereof, agrees that this Note is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Note or the shares of Common Stock issuable upon conversion thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

6.          This Note shall be governed by and construed in accordance with the laws of the State of California. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of Newport Beach or the state courts of the State of California sitting in the City of Newport Beach in connection with any dispute arising under this Note and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions. Each of the parties hereby waives the right to a trial by jury in connection with any dispute arising under this Note.

7.          The following shall constitute an "Event of Default":

a.          The Company shall default in the payment of principal on this Note and same shall continue for a period of five (5) days; or

b.          Any of the representations or warranties made by the Company herein, in any certificate or financial or other written statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Note shall be false or misleading in any material respect at the time made; or

c.          The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of any Note and such failure shall continue uncured for a period of five (5) days after written notice from the Holder of such failure; or

d.          The Company fails to authorize or to cause its Transfer Agent to issue the Shares upon exercise by the Holder through a Notice of conversion in accordance with the terms of this Note, fails to transfer or to cause its Transfer Agent to transfer any certificate for Shares issued to the Holder upon conversion of this Note and when required by this Note, and such transfer is otherwise lawful, or fails to remove any restrictive legend on any certificate or fails to cause its Transfer Agent to remove such restricted legend, in each case where such removal is lawful, as and when required by this Note, and any such failure shall continue uncured for five (5) business days; or

e.          The Company shall (1) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (2) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

f.          A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

g.          Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

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h.          Any money judgment, writ or warrant of attachment, or similar process in excess of Fifty Thousand ($50,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of thirty (30) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

i.          Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

j.          The Company shall have its Common Stock suspended or delisted from an exchange from trading for in excess of fifteen trading days.

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider all obligations under this Note immediately due and payable within five (5) days of notice, without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law. Upon an Event of Default, the Conversion Price will become the Current Market Price multiplied by twenty percent (20%) (“Default Conversion Price”).

8.        The Holder may not convert this Note to the extent such conversion would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock held by such Holder after application of this Section.  Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the issuance of shares of Common Stock in excess of 9.99% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the principal amount of Note are convertible shall be the responsibility and obligation of the Holder.  If the Holder has delivered a Conversion Notice for a principal amount of Note that would result in the issuance of in excess of the permitted amount hereunder, without regard to any other shares that the Holder or its affiliates may beneficially own, the Company shall notify the Holder of this fact and shall honor the conversion for the maximum principal amount permitted to be converted on such Conversion Date and, at the option of the Holder, either retain any principal amount tendered for conversion in excess of the permitted amount hereunder for future conversions or return such excess principal amount to the Holder.  The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than thirty (30) days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

9.        Nothing contained in this Note shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: February 6, 2016

MyDx, Inc.

By:	/s/ Daniel Yazbeck
Daniel Yazbeck, CEO

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EXHIBIT A - NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the Note due February 2, 2017 of MYDX, INC., a Nevada corporation (the “Company”), into shares of common stock (the “Common Stock”), of the Company according to the conditions hereof, as of the date written below.  If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith.  No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Common Stock does not exceed the amounts specified under Section 8 of this Note, as determined in accordance with Section 13(d) of the Exchange Act.

Conversion calculations:

Date to Effect Conversion:

Principal Amount of Debenture to be Converted:

Signature:

Name:

Shares to be issued to:

EIN:

Address for Delivery of Common Stock Certificates:

Or

DWAC Instructions:

Broker No:

Account No:

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February 8, 2016

Nevada Agency and Transfer Company

50 W. Liberty Street, Suite 880

Reno, Nevada 89501

Re: Irrevocable Transfer Agent Instructions

Ladies and Gentlemen:

MyDx, Inc., a Nevada corporation (the "Company") and Kodiak Capital Group, LLC (the "Investor") have entered into a Convertible Promissory Note dated as of January 30, 2016 (the "Agreement") in the principal amount of $50,000 (the "Note").

You are hereby irrevocably authorized and instructed to reserve 750,000 shares of common stock (“Common Stock”) of the Company for issuance upon full conversion of the Note in accordance with the terms thereof. The amount of Common Stock so reserved may be increased, from time to time, by written instructions of the Company and the Investor. Once the reserve shares have been issued Nevada Agency and Transfer Company shall have no further duty or obligation to issue shares until the reserve has been increased by the Company and the Investor. You are hereby further irrevocably authorized and directed to issue the shares of Common Stock so reserved upon your receipt from the Investor of: (A)(i) a notice of conversion ("Notice of Conversion") executed by the Investor; and (ii) an opinion of counsel of the Investor, in form, substance and scope customary for opinions of counsel in comparable transactions (and satisfactory to the transfer agent), to the effect that the share of Common Stock of the Company issued to the Investor pursuant to the Conversion Notice are not “restricted securities” as defined in Rule 144 and should be issued to the Investor without any restrictive legend; and (B) the number of shares to be issued or position held is less than 9.99% of the total issued common stock of the Company. If the number of shares to be issued to the investor is greater than 4.99% of the total issued common stock of the Company the Transfer Agent will notify the investor via email at info@kodiakfunds.com. You shall have no duty or obligation to confirm the accuracy or the information set forth on the Notice of Conversion. In the event of a stock split (forward or reverse) the reserve should remain unchanged unless instructed otherwise by the Investor and the Company.

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The Company must be participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer (“FAST”) program in order for the shares to be delivered electronically. The shares to be issued are to be registered in the names of the registered holder of the securities submitted for conversion or exercise. The Transfer Agent shall not be liable for any delay in delivery of shares caused by the Holder’s broker failing to initiate the electronic request in the FAST system.

The shares will be issued within three (3) business day upon receipt of the Notice of Conversion and legal opinion. If the Company’s account is at least 30 days past due, the Investor is responsible for the prepaid Transfer Agent transfer and shipping fees. In no event shall the Transfer Agent be required to issue and deliver share certificates without the prior payment of all its fees.

The Company and the Investor intend that these instructions require the placement of a restrictive legend on all applicable share certificates unless the requirements listed below are met and the Investor provides the Transfer agent with an acceptable legal opinion stating that share certificates can be issued without a legend. If the instructions or position held exceed 9.99% of the total issued and outstanding the Transfer Agent shall have no duty or obligation to issue shares. So long as you have previously received confirmation from the Company (or Investor counsel) that the shares have been registered under the 1933 Act or otherwise may be sold pursuant to Rule 144 without any restriction and the number of shares to be issued or position held are less than 9.99% of the total issued and outstanding common stock of the Company, such shares should be transferred, at the option of the holder of the Notes as specified in the Notice of Conversion, either (i) electronically by crediting the account of a Prime Broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission system if the Company is a participant or (ii) in certificated form without any legend which would restrict the transfer of the shares, and you should remove all stop-transfer instructions relating to such shares. Until such time as you are advised by Investor counsel that the shares have been registered under the 1933 Act or otherwise may be sold pursuant to Rule 144 without any restriction and the number of shares to be issued or positions held are less than 9.99% of the total issued and outstanding common stock of the Company, you are hereby instructed to place the following legends on the certificates:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF INVESTOR COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

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The legend set forth above shall be removed and you are instructed to issue a certificate without such legend to the holder of any shares upon which it is stamped, if: (a) such shares are registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 without any restriction and the number of shares to be issued or position held is less than 9.99% of the total issued common stock of the Company, (b) such holder provides the Company and the transfer agent with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions (and satisfactory to the transfer agent), to the effect that a public sale or transfer of such security may be made without registration under the 1933 Act and such sale or transfer is effected. Nothing herein shall be construed to require the Transfer Agent to take any action which would violate state or federal rules, regulations or law. If an instruction herein would require such a violation, such instructions, but not any other term herein, shall be void and unenforceable.

The Company shall indemnify and defend you and your officers, directors, principals, partners, agents and representatives, and hold each of them harmless from and against any and all loss, liability, damage, claim or expense (including the reasonable fees and disbursements of its and Transfer Agent’s attorney) incurred by or asserted against you or any of them arising out of or in connection the instructions set forth herein, the performance of your duties hereunderand otherwise in respect hereof, including the costs and expenses of defending yourself or themselves against any claim or liability hereunder, except that the Company shall not be liable hereunder as to matters in respect of which it is judicially determined that you have acted with gross negligence or in bad faith. You shall have no liability to the Company or the Investor in respect to any action taken or any failure to act in respect of this if such action was taken or omitted to be taken in good faith, and you shall be entitled to rely in this regard on the advice of counsel.

The Company agrees that in the event that the Transfer Agent resigns, is terminated or removed as the Company's transfer agent, the Company shall engage a suitable replacement transfer agent that will agree to serve as transfer agent for the Company and be bound by the terms and conditions of these Irrevocable Instructions within five (5) business days. The Company and the Investor agree that any action which names the Transfer Agent as a party shall be brought in a court of general jurisdiction in Washoe County, Nevada and no other court.

The Investor is intended to be a party to these instructions and are third party beneficiaries hereof, and no amendment or modification to the instructions set forth herein may be made without the consent of the Investor.

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Very truly yours,

MyDx, Inc.

Daniel Yazbeck
President

Acknowledged and Agreed:

Nevada Agency and Transfer Company

Amanda Cardinalli
President

Kodiak Capital Group, LLC

Ryan Hodson
Managing Director

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